HUDSON GLOBAL

Hudson Global

…a leading global total talent
solutions provider

Nasdaq: HSON

Investor Presentation
May 2024



Forward-Looking Statements

This presentation contains statements that the Company believes to be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this presentation, including statements regarding the Company's future financial condition, results of operations, business operations and business prospects, are forward-looking statements. Words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "predict," "believe" and similar words, expressions and variations of these words and expressions are intended to identify forward-looking statements. All forward-looking statements are subject to important factors, risks, uncertainties, and assumptions, including industry and economic conditions that could cause actual results to differ materially from those described in the forward-looking statements. Such factors, risks, uncertainties and assumptions include, but are not limited to, global economic fluctuations; the Company's ability to successfully achieve its strategic initiatives ; risks related to potential acquisitions or dispositions of businesses by the Company; the Company's ability to operate successfully as a company focused on its RPO business; risks related to fluctuations in the Company's operating results from quarter to quarter due to various factors such as rising inflationary pressures and interest rates; the loss of or material reduction in our business with any of the Company's largest customers; the ability of clients to terminate their relationship with the Company at any time; competition in the Company's markets; the negative cash flows and operating losses that may recur in the future; risks relating to how future credit facilities may affect or restrict our operating flexibility; risks associated with the Company's investment strategy; risks related to international operations, including foreign currency fluctuations, political events, natural disasters or health crises, including the Russia-Ukraine war, the Hamas-Israel war, and potential conflict in the Middle East; the Company's dependence on key management personnel; the Company's ability to attract and retain highly skilled professionals, management, and advisors; the Company's ability to collect accounts receivable; the Company's ability to maintain costs at an acceptable level; the Company's heavy reliance on information systems and the impact of potentially losing or failing to develop technology; risks related to providing uninterrupted service to clients; the Company's exposure to employment-related claims from clients, employers and regulatory authorities, current and former employees in connection with the Company's business reorganization initiatives, and limits on related insurance coverage; the Company's ability to utilize net operating loss carryforwards; volatility of the Company's stock price; the impact of government regulations; restrictions imposed by blocking arrangements; risks related to the use of new and evolving technologies; and the adverse impacts of cybersecurity threats and attacks. Additional information concerning these, and other factors is contained in the Company's filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this document. The Company assumes no obligation, and expressly disclaims any obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.

HUDSON GLOBAL

© 2024 Hudson RPO. All rights reserved.
2

Hudson Global at a Glance

- Hudson Global, Inc. (Nasdaq: HSON) ("Hudson Global" or "the Company") owns Hudson RPO, a pure-play Total Talent Solutions provider
- Nasdaq-listed; spun-off from Monster.com in 2003
- Strong financial position: $21.0[3] million of cash and $302[4] million of usable NOL carryforwards
- Stock buybacks: initiated a new $5 million program on 8/8/23; repurchased 20,957 shares in the open market and 44,250 shares in a privately negotiated transaction in Q1 2024; shares outstanding reduced by approximately 11% since 12/31/18
- Owner mindset: board and management own approximately 18%[6] of total shares outstanding and expect to own more over time
- Maximizing stockholder value: through internal investments in our growing, high-margin RPO business, bolt-on acquisitions, and stock buybacks

$mm, except per share amounts

Stock Price[2]	$16.50
Shares Outstanding[5]	2.8M
Market Capitalization[2]	$ 46.7
Cash[3]	$21.0
Debt[3]	$0.0
Usable NOL Carryforward[4]	$302
# of Employees[7]	1,050
# of Countries	14

$mm	2020	2021	2022	2023	LTM
Revenue	$101.4	$169.2	$200.9	$161.3	$152.2
Adj Net Revenue	$39.1	$68.2	$99.2	$80.3	$74.8
Adj EBITDA-RPO[1]	$2.9	$13.5	$20.1	$9.6	$6.8
% of Adj Net Revenue	7.5%	19.8%	20.3%	11.9%	9.0%
Corp Costs[1]	$3.3	$3.4	$3.7	$3.7	$3.6
Adj EBITDA[1]	$(0.4)	$10.0	$16.4	$5.9	$3.2

(1) Adjusted EBITDA and Corporate Costs are non-GAAP measures. Reconciliations of non-GAAP measures can be found in the appendix to this presentation.
(2) As of April 30, 2024. Market Capitalization defined as Shares Outstanding times Stock Price.
(3) As of March 31, 2024. Cash includes $0.6m of restricted cash. Debt excludes operating lease obligations.
(4) As of December 31, 2023, as disclosed in Earnings Release. NOL carryforward is for U.S. federal and state tax expense.
(5) 2.8 million shares outstanding as of April 26, 2024. Does not include unissued or unvested RSUs.
(6) Includes unvested share units and share units that will be issued up to 90 days after a director's/officer's separation from service.
(7) As of December 31, 2023.

HUDSON GLOBAL

© 2024 Hudson RPO. All rights reserved.
3

Hudson Global: Our History

1999 – 2001: Hudson Global originated from 67 acquisitions made by TMP Worldwide, which later became Monster Worldwide, Inc. (i.e., Monster.com)

2003: Monster distributed shares of Hudson Global to its stockholders, creating a new, independent, publicly held company

2003-2013: Poor business structure and very poor leadership led to poor operating and financial performance

The new Hudson Global – focused on expanding its global RPO business

2013 – 2018

2013 – 2014 Current CEO, Jeff Eberwein, invested in HSON shares and gained shareholder representation on the Board to improve performance

2015 BoD implemented a series of measures designed to enhance stockholder rights including:
- Declassified the Board – directors elected annually
- Allowed stockholders to call special meetings
- Eliminated all supermajority voting requirements
- Allowed stockholders to act by written consent
- Eliminated cash compensation to the Board
- Implemented a plan to protect valuable NOL asset

2015 Announced a $10M share purchase plan (completed 6/30/23)

2016 Paid two cash dividends totaling $3.4M

2015 – 2018 BoD initiated a strategic review to enhance stockholder value with a focus on selling non-core businesses; completed three divestitures to exit the agency recruitment business and focus on global RPO business

2019

Tender Offer Completed tender offer for 7.7% of total shares outstanding at a purchase price of $15 per share

Profitability in Q3 & Q4 Growth in RPO profits and reductions in Corporate Costs enabled Hudson Global to cross over into profitability

Expanding Through Acquisitions

2020

Acquired Coit Group, a San Francisco-based RPO provider, to expand further into tech sector; established office in San Francisco

Share Repurchase Purchased 8.8% of total shares outstanding in two block trades at a purchase price of $8.63 per share

2021

Acquired Karani, LLC, a Chicago-headquartered recruiting services provider that serves mainly U.S.-based customers from its operations in India and the Philippines

2022

Acquired Hunt & Badge, expanding Hudson RPO's footprint further into the India recruitment market with an array of impressive deep client relationships with notable multinational companies

2023

Acquired Hudson Singapore, a recruitment services provider based in Singapore, significantly increasing Hudson RPO's market presence in Southeast Asia

Share Repurchase Announced a $5M share purchase plan in Q3 (following the completion of the previous $10 million plan)

2024

Acquired Executive Solutions, a Dubai-based talent solutions company; enters the UAE market and expands further into the Middle East

Acquired Striver, a UAE-based executive search firm, solidifying Hudson RPO's position in the Middle East and enhancing executive search function

Share Repurchase Acquired 107K+ shares in privately negotiated transactions.

HUDSON GLOBAL

© 2024 Hudson RPO. All rights reserved.
4

What is Recruitment Process Outsourcing (RPO)?

RPO is in the Business Services sector and part of the Business Process Outsourcing ("BPO") and Human Capital Management ("HCM") subsectors
RPO involves an employer utilizing an external service provider to perform all or part of its recruitment processes, often replacing work performed by external recruitment agencies and/or in-house teams

RPO vs. Traditional Recruiting

Personnel can be located on-**site at the client's offices or offsite** centralized facilities

Offers enterprise-wide and project-based solutions and optimizes **client's talent procurement process**

Offshore, shared-service facilities perform work for multiple clients in multiple time zones

Services are aligned with client's long-term objectives and strategic growth plans


RPO

Supplies its own staff, methodologies, technology, and analytics

Implements an end-to-end recruitment solution, offers efficiencies and value

Assumes ownership of talent solution design and management of recruitment process

Assumes client's staff and work within their technology platform and takes responsibility for the results

HUDSON GLOBAL
© 2024 Hudson RPO. All rights reserved.
5

Global RPO Market – Size and Growth(1)


XX% YoY
YY% CAGR
E Estimate
USD (in billion)
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
14%
-12%
4% - 6%
13% - 15%
$5.4
$6.2
$5.4
$5.5 - $5.7
$9.45 – $9.55
2021
2022
2023
2024P
2028E

HUDSON GLOBAL
(1) Everest Group (2024)
Note: Market size in terms of Annualized Contract Value (ACV). Estimated growth rate is based on growth in number of hires
© 2024 Hudson RPO. All rights reserved.
6

RPO Model vs. Recruitment Agency Model

- The RPO industry market worldwide accounted for revenue of $5.4 billion in 2023; projected to grow at a CAGR of 13-15% from 2024 to 2028 (1)
- We believe the RPO industry is taking share from traditional recruitment agencies for the reasons below:

Factor	RPO Model	Recruitment Agency Model
Location of Service Provider	On-Site and Centers of Excellence	Never On-Site and No Centers of Excellence
Ownership of Recruitment Process	High	Low
Candidate Quality	Consistently Good	Uneven Consistency
Candidate Experience	High/Brand Ambassadors	Uneven
Proactive Recruitment	Strong/Maintain Talent Pools	Low
Cost to Client	Lower, especially as volume increases	High
Level of Client Engagement	Very High (Partnership)	Transactional
Duration of Relationship with Client	Long/Recurring	Transactional
Depth of Relationship with Client	Very Deep and Wide	Shallow/Transactional
Delivery Model	Client-Focused/Subject Matter Expertise	Role-Focused or Candidate-Focused
Pricing Model	Combination of fixed monthly management fees and variable fees	Purely Variable/Transactional
Length of Contract	Solution-based and typically multi-year with high renewal rates	Transactional
Recurring Revenues	High	Low
Initial Sales Process	Long	Short

(1) Everest Group (2024)

HUDSON GLOBAL
© 2024 Hudson RPO. All rights reserved.
7

Hudson RPO: Regional Market Observations

AMERICAS

- Large market size
- Particularly strong in Technology, Life Sciences, Healthcare, and Financial Services
- Growing presence in Canada and Latin America, especially for large multinationals creating regional hubs
- Acquired Coit Group, a San Francisco-based RPO provider specializing in the technology sector (October 2020)
- Acquired Karani, LLC, a Chicago-HQ recruiting services provider with clients in the US, but operations in India and the Philippines (October 2021)
- Small RPO or MSP companies in this region could become acquisition targets
- Center of Excellence in Tampa, FL

ASIA-PACIFIC

- Consistently ranked as a top RPO provider in APAC(1)
- Strong market adoption for RPO in Australia, China, HK, and Singapore and Hudson RPO has a very strong presence in these markets
  - Hudson's first ever RPO project was in 1999 for J&J in Australia and was one of the first RPO projects in history
- Growing rapidly in SE Asia via hub in Singapore
- Expanded presence in SE Asia through local partnerships in Taiwan, Malaysia, Philippines, Thailand, Vietnam, and South Korea; partnerships allow Hudson RPO to embed teams in these countries as requested by clients
- Acquired Hudson Singapore, a recruitment services provider based in Singapore, to significantly increase market presence
- Centers of Excellence in India, Manila, Philippines, and Shanghai, China

EMEA

- Ranked among the top RPO providers in EMEA(2)
- UK market is large and well-developed
- Emerging market in continental Europe with growth from large multinationals benefiting from RPO solutions in the US and UK
- Particularly strong in Life Sciences, Financial and Business Services, and Consumer
- Smaller RPO or MSP companies in this region could become acquisition targets
- Center of Excellence in Edinburgh, Scotland
- Acquired Executive Solutions and Striver, UAE-based talent solutions firms; entered and solidified presence in the UAE market and expanded further into the Middle East

(1) https://www.hudsonrpo.com/newsroom/hro-today-bakers-dozen-apac/
(2) https://www.hudsonrpo.com/newsroom/hro-today-bakers-dozen-emea/

HUDSON GLOBAL
© 2024 Hudson RPO. All rights reserved.
8

Hudson RPO: Centers of Excellence (COEs)


Edinburgh, Scotland
Tampa, Florida, US
India
Shanghai, China
Manila, Philippines

HUDSON GLOBAL
© 2024 Hudson RPO. All rights reserved.
9

Hudson RPO's Strengths

FOCUS

- Professional Services – comprehensive talent acquisition and total talent solutions for employers needing mission-critical, professional talent
- Senior Management to Entry Level – we partner with our clients at every level
- Mid-to-Large Sized Corporations – focus on custom-built solutions for all of our clients
- Emerging Growth Companies – we partner with clients at every stage of their growth/life cycle
- RPO to Total Talent Solutions – grow current RPO solutions, build first generation RPO programs, and offer value-added talent solutions

CLIENTS

- We focus on clients where acquiring and retaining top talent, and specialized talent, is the key to business success
- Our clients partner with us based on value and outcomes given the critical importance of talent to their businesses and the customized nature of our solutions
- We immerse ourselves in our clients' culture, business, and needs so we can deliver the best solutions creating valuable, long-term partnerships
- Subject Matter Expertise in each sector is a key differentiator in our client solutions
- Disciplined execution delivers efficiencies and effective outcomes to our clients
- We have a prestigious client portfolio and a high retention rate because we work diligently to truly partner with our clients and we evolve our solutions to best support our clients' growth, needs, and objectives

TEAM

- Hudson RPO's global and regional leadership teams have deep expertise across Human Capital solutions and have high tenure at Hudson RPO and on-site with our clients
- Hudson RPO's teams are committed to a culture of engaged leadership, disciplined execution, and profitable growth
- Hudson RPO rates very favorably on service, performance, and results relative to our competition as measured by independent client surveys done via SharedXpertise for the HRO Today's Baker's Dozen Program
- Hudson RPO was named a Top RPO Provider, ranking #1 overall in APAC and #3 overall in EMEA, on the latest Baker's Dozen List [1]
- Hudson RPO has been recognized on the Baker's Dozen List for fourteen consecutive years

HUDSON GLOBAL
(1) https://www.hrotoday.com/news/talent-acquisition/rpo-staffing/2023-bakers-dozen-customer-satisfaction-ratings-rpo-emea/
© 2024 Hudson RPO. All rights reserved.
10

Customized Technology-Enabled Solutions

Value in implementing Hudson RPO's HR solutions

TalentMax


The Hudson RPO Tech Solution
BRAND
SOURCE
ENGAGE & ASSESS
OFFER & ONBOARD
MEASURE
PLAN
RECRUITMENT PROCESS ADMIN
POST HIRE

- Automate and Reduce Administration
- Increase Recruiter Productivity
- Accelerate Time-To-Fill
- Reduce Cost-Per-Hire
- Better & Faster Candidate Screening
- Facilitate Collaborative Hiring
- Improve Quality of Hire
- Enhanced Candidate Experience
- Increased Process Compliance
- Enhanced Sales Offering

HUDSON GLOBAL
© 2024 Hudson RPO. All rights reserved.
11

Comprehensive Technology-Enabled Solutions

Value in implementing Hudson RPO's HR solutions


Driving Engagement Through Technology
Automated Overnight Sourcing
Mobile Enabled Candidate Engagement
Targeted Email Campaigns
Candidate Talent Intelligence
Integrated Video Interviewing
Targeted Text Campaigns
Talent Communities & Sharing

Hudson RPO's team:

- Works with all HR technologies
- Has deep knowledge of leading-edge technology tools
- Consults and advises clients every step of the process

HUDSON GLOBAL
© 2024 Hudson RPO. All rights reserved.
12

Financial Highlights © 2024 Hudson RPO. All rights reserved. 14 FY 2023 Financial Highlights $161.3M Revenue $0.86 Adjusted EPS (Non-GAAP) $80.3M Adjusted Net Revenue $5.9M Adjusted EBITDA (Non-GAAP) © 2024 Hudson RPO. All rights reserved. 15 LTM 3/31/2024 Financial Highlights $152.2M Revenue $(0.05) Adjusted EPS (Non-GAAP) $74.8M Adjusted Net Revenue $3.2M Adjusted EBITDA (Non-GAAP) © 2024 Hudson RPO. All rights reserved. 16 Excludes cost pass-throughs of Contracting Adjusted Net Revenue by Region Full Year 2022 Full Year 2023 Americas 38% EMEA 20% APAC 42% $30.1M $16.5M $33.7M $80.3M Americas 49% EMEA 16% APAC 35% $49.0M $15.9M $34.3M $99.2M

© 2024 Hudson RPO. All rights reserved. 17 Hudson RPO: Improved Margins & Reduced Expenses (1) Before corporate costs of Hudson Global. 0% 5% 10% 15% 20% 25% RPO Adj EBITDA(1) as % of Adjusted Net Revenue (Rolling 4 Quarter Average) Long-term Goal 60% 70% 80% 90% 100% Salaries & Related(1) as % of Adjusted Net Revenue (Rolling 4 Quarter Average) Profit Margin Improvement Salaries & Related Expenses Long-term Goal Significant Reduction in Corporate Costs 5.6 4.1 3.3 3.4 3.7 3.7 2.4 1.1 0.8 0.6 0.3 0.7 $- $1 $2 $3 $4 $5 $6 $7 $8 $9 2018 2019 2020 2021 2022 2023 Non recurring expenses Corporate costs $8.1M $5.2M $4.1M $4.1M $4.0M $4.3M Vision & Growth Strategy © 2024 Hudson RPO. All rights reserved. 19 Our Vision and Mission Our VISION Become top RPO provider of professional roles in the industry Our MISSION Maximize value for our stockholders over the long term © 2024 Hudson RPO. All rights reserved. 20 Business Strategy • Global RPO market expected to grow at a CAGR of 13% - 15% from 2024 to 2028(1) • Hudson RPO’s goal is to exceed market growth rate (i.e., gain share) – Superior service and delivery – Go deeper and broader with existing clients – Grow in existing markets and expand into new markets to support our clients’ needs – Add new clients then “land and expand” • Hudson RPO is investing in people and technology to accelerate its growth • Leverage existing strong reputation by expanding marketing efforts, including social media and website • Reduced complexity left over from legacy businesses • Both corporate and regional • No impact on revenues or growth • Expand capabilities and capacity, not just growth for growth’s sake • Deepen geographic and/or sector presence • Add new talent and skill sets • Immediately accretive • Utilize NOL • Will be opportunistic/price sensitive • Goal is to maximize long-term value per share, not just “return cash” • Balance with acquisition opportunities Grow RPO Keep Overhead Expenses LowInvestigate Acquisition Opportunities Repurchase Stock (1) Everest Group (2024)

Financial Goals

1 PROFITABILITY

- Grow profitability over time
- Turning profitable in mid-2019 was a watershed event in our Company's history

2 INTERNAL GROWTH

- Generate high returns on internal growth projects

3 EBITDA MARGIN

- Adjusted EBITDA margin goal of 25% of Adjusted Net Revenue at RPO level (i.e., pre Corporate Costs) vs. Q1 2024 LTM of 9.0%
  - Keep Corporate Costs low, even as profits from operating businesses grow
  - Adjusted EBITDA / Adjusted Net Revenue margins of mid-teens at the corporate level (i.e., after Corporate Costs)

4 MAXIMIZE EPS

- Maximize earnings per share over the long term through:
  - Growing revenue faster than costs, leading to increasing Adjusted EBITDA margins
  - Controlling overhead and other fixed costs so these costs will decline as a percentage of revenue over time
  - Reducing share count through opportunistic stock repurchases

HUDSON GLOBAL
© 2024 Hudson RPO. All rights reserved.
21

Disciplined Acquisition Strategy

Focus on core RPO business, or complementary businesses within HCM

Characteristics of Potential Targets:

- Easy to understand business model complementary to existing Hudson RPO business; cost and revenue synergies
- No start-ups or venture-type businesses
- Profitable, high margin, high growth
- Low/no capex and high FCF/high cash conversion (excluding cash used for working capital)
- Additional bolt-on/roll-up opportunities after initial acquisition
- Existing operating management willing to stay, at least initially


Professional Services
Business Services
HCM (1)
All Asset-Lite Businesses
All Service Businesses

Possible Examples:

- RPO: RPO bolt-ons for Hudson RPO, especially in Americas and EMEA
- HCM: businesses adjacent to/complementary to RPO, which could include MSP, Contracting / Staffing, and Talent Advisory

(1) Human Capital Management, which includes RPO, MSP (Managed Service Provider), and other talent-related solutions businesses.

HUDSON GLOBAL
© 2024 Hudson RPO. All rights reserved.
22

Recent Acquisitions

Expanding Capabilities and Geographic Footprint

Coit Group

October 2020

- Significantly expanded Hudson RPO's tech presence in the US; new Hudson office in San Francisco
- Established, profitable business with strong client base
- Coit's founders (Joe Belluomini and Tim Farrelly) became co-CEOs of Hudson RPO's newly formed Technology Group
- Combination of cash, shares, promissory note, and earn-out agreements

Karani

October 2021

- Expanded Hudson RPO's global delivery capability by adding substantial presence in India and Philippines
- Strong partnerships supporting recruitment and staffing firms based in the US
- Large and growing client base supported by over 500 employees in India and 125 in the Philippines
- Expanded Hudson RPO's expertise in technology recruitment
- All current employees of Karani and its subsidiaries joined Hudson RPO, except for owner and CEO who retired
- Combination of cash and promissory note

Hunt & Badge

August 2022

- Expanded Hudson RPO's footprint further into the India recruitment market
- Compliments Karani's offerings with many potential synergies between the two companies
- Partners with companies of all sizes, including well-known multinationals, across a variety of industries

Hudson Singapore

November 2023

- Has a 30-year track record of senior placements and project recruitment work
- Large client base across Southeast Asia including Singapore, Malaysia, the Philippines, Vietnam, Thailand, and Indonesia
- Offers Hudson RPO cross-selling services among Hudson Singapore's diverse, blue chip client base

Executive Solutions

March 2024

- Established in 2008, has a proven record of assisting organizations with the outsourcing of both long- and short-term volume recruitment, rapid growth projects, special projects, overseas campaigns, and Emiratization
- Brings to Hudson RPO entry into the United Arab Emirates market
- Expansion of footprint in the Middle East aligns with Hudson RPO clients broadening their Middle Eastern presence

Striver

April 2024

- Leading Executive Search Firm based in Dubai
- Founder and CEO Toby Simpson to lead executive search in the Middle East, joining Hudson RPO as Managing Director, Executive Search
- Further strengthens Hudson RPO's executive search function on a global scale and solidifies position in the Middle East

HUDSON GLOBAL
© 2024 Hudson RPO. All rights reserved.
23

Hudson RPO Management Team

Jake Zabkowicz



Global CEO

- 11 years in industry
- Joined Hudson RPO November 2023

Jeff Bettinger



Chief Administrative Officer

- 20 years in industry
- Joined Hudson RPO February 2024

Paula Nolan



Global Managing Portfolio Director

- 24 years in industry
- 21 years at Hudson RPO

Darren Lancaster



CEO Americas & EMEA

- 25 years in industry
- 12 years at Hudson RPO

Bree Walsh



Managing Director APAC

- 23 years in industry
- 16 years at Hudson RPO

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© 2024 Hudson RPO. All rights reserved.
24

Hudson Global

Corporate Management & Finance Team

Jeff Eberwein



Hudson Global
CEO & Director

- Chairman of the Board from 2015 to 2018
- 25 years of Wall Street experience
- Formed Lone Star Value Management in 2013
- Former portfolio manager at Soros Fund Management and Viking Global Investors
- Chairman of the Board at one other publicly traded company

Matt Diamond



Hudson Global
CFO

- Formerly Vice President of Finance at Hudson Global prior to assuming CFO role
- 25 years of finance experience
- Served in variety of finance and control roles at PepsiCo from 2001 to 2018
- Held director roles in Financial Reporting, Financial Analysis, and Technical Accounting and Policy at PepsiCo
- Certified Public Accountant

Seonaid MacMillan



Hudson RPO
Global Finance
Managing Director

- Started with Hudson in 2015
- Based in Glasgow heading up the Global Finance shared service function
- Previously worked in various Finance roles in UK and the Middle East
- FCCA qualified with 24 years of experience in various industries

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© 2024 Hudson RPO. All rights reserved.
25

Hudson Global

Board of Directors[1]

Mimi Drake



Board Chair

- Co-CEO of Permit Capital Advisors, LLC
- Served as Founding Board Member of 100 Women in Finance

Connia Nelson



Director

- SVP & Chief HR Officer of LifeWay Christian Resources
- Former SVP – Human Resources of Verizon Communications, Inc.

Robert Pearse



Director

- Managing Partner of Yucatan Rock Ventures
- Served as a director of several public companies

(1) independent members

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© 2024 Hudson RPO. All rights reserved.
26

ESG Considerations

Environmental

- Committed to continuous improvement in managing the environmental impact of our business operations

Social

- "People-first" company with corporate policies in place and a strong global team of individuals that believe in diversity, equity and inclusion
- Global Diversity, Equality, and Inclusion ("DEI") Program, sponsored by the Division CEOs; this program is designed to:
  - Promote DEI initiatives within the Company such as launching training programs and diagnostic tools
  - Aid in partnering with our clients to accelerate their DEI recruitment, onboarding, sourcing, and branding efforts as well, helping them to be reflective of their global multicultural customer base
- Anti-harassment and non-discrimination training available company wide
- Employees' health and safety was our first priority during COVID-19

Governance

- Commitment to accountability and transparency
- Strive for diversity among board members, management, and employees
  - Of 1,050 people employed worldwide, approximately 60% are female
  - 50% of the Company's Board being diverse (by race, gender, and ethnic diversity combined)

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© 2024 Hudson RPO. All rights reserved.
27

Appendix

HUDSON GLOBAL

Reconciliation of Non-GAAP Financial Measures

Last Twelve Months (LTM)

Reconciliation of Net Income to Adjusted EBITDA, Adjusted EBITDA-RPO, and Corporate Costs
(In thousands, unaudited)

For The Last Twelve Months Ended March 31, 2024	Americas	Asia Pacific	Europe	RPO Business	Corporate	Total
Revenue, from external customers	$ 27,976	$ 98,090	$ 26,091	$ 152,157	$ -	$ 152,157
Adjusted net revenue, from external customers (1)	$ 27,024	$ 31,762	$ 16,047	$ 74,833	$ -	$ 74,833
Net income						$ (1,054)
Provision for income taxes						421
Interest income, net						(401)
Depreciation and amortization						1,516
EBITDA (loss) (2)	$ (1,138)	$ 3,824	$ 1,406	$ 4,092	$ (3,610)	482
Non-operating expense (income), including corporate administration charges	(582)	1,058	421	897	(1,538)	(641)
Stock-based compensation expense	340	286	197	823	551	1,374
Non-recurring severance and professional fees	71	478	163	712	1,026	1,738
Compensation expense related to acquisitions (3)	225	-	-	225	-	225
Adjusted EBITDA (loss) (2)	$ (1,084)	$ 5,646	$ 2,187	$ 6,749	$ (3,571)	$ 3,178

	Per Diluted Share Last Twelve Months March 31, 2024
Net income	$ (0.34)
Non-recurring severance and professional fees (after tax)	0.21
Compensation expense related to acquisitions (after tax) (3)	0.07
Adjusted net income (4)	$ (0.05)

1. Represents Revenue less the Direct contracting costs and reimbursed expenses caption on the Condensed Consolidated Statements of Operations.
2. Non-GAAP earnings before interest, income taxes, and depreciation and amortization ("EBITDA") and non-GAAP earnings before interest, income taxes, depreciation and amortization, non-operating (income) expense, stock-based compensation expense, and other non-recurring severance and professional fees ("Adjusted EBITDA") are presented to provide additional information about the Company's operations on a basis consistent with the measures which the Company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities, and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the Company's profitability or liquidity. Furthermore, EBITDA and Adjusted EBITDA as presented above may not be comparable with similarly titled measures reported by other companies.
3. Represents compensation expense payable per the terms of acquisition agreements.

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© 2024 Hudson RPO. All rights reserved.
29

Reconciliation of Non-GAAP Financial Measures

FY 2023

Reconciliation of Net Income to Adjusted EBITDA, Adjusted EBITDA-RPO, and Corporate Costs
(In thousands, unaudited)

For The Year Ended December 31, 2023	Americas	Asia Pacific	Europe	RPO Business	Corporate	Total
Revenue, from external customers	$ 31,254	$ 103,857	$ 26,227	$ 161,338	$ —	$ 161,338
Adjusted net revenue, from external customers (1)	$ 30,141	$ 33,675	$ 16,451	$ 80,267	$ —	$ 80,267
Net income						$ 2,198
Provision for income taxes						370
Interest income, net						(372)
Depreciation and amortization						1,467
EBITDA (loss) (2)	$ (704)	$ 5,859	$ 1,582	$ 6,737	$ (3,074)	3,663
Non-operating expense (income), including corporate administration charges	(528)	1,181	436	1,089	(1,902)	(813)
Stock-based compensation expense	407	232	216	855	614	1,469
Non-recurring severance and professional fees	105	292	156	553	658	1,211
Compensation expense related to acquisitions (3)	338	-	-	338	-	338
Adjusted EBITDA (loss) (2)	$ (382)	$ 7,564	$ 2,390	$ 9,572	$ (3,704)	$ 5,868

	Per Diluted Share Twelve Months Ended December 31, 2023
Net income	$ 0.70
Non-recurring items (after tax)	0.04
Compensation expense related to acquisitions (after tax) (3)	0.11
Adjusted net income (4)	$ 0.86

1. Represents Revenue less direct contracting costs and reimbursed expenses.
2. EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation and amortization. Adjusted EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation and amortization, non-operating income, stock-based compensation expense, and other items such as non-recurring severance and professional fees.
3. Represents compensation expense payable per the terms of the Coit acquisition, including a promissory note for $1.35 million payable over three years, and $500k of the Company's common stock vesting over 30 months, as well as earn out payments. In addition, in 2022 represents compensation expense payable in the form of a CFO retention payment per the terms of the Karani acquisition.
4. Adjusted net income or loss per diluted share is a Non-GAAP measure defined as reported net income or loss per diluted share before items such as acquisition-related costs and non-recurring severance and professional fees after tax that is presented to provide additional information about the company's operations on a basis consistent with the measures which the company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. Adjusted net income or loss per diluted share should not be considered in isolation or as a substitute for net income or loss per diluted share and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the company's profitability or liquidity. Further, Adjusted net income or loss per diluted share as presented above may not be comparable with similarly titled measures reported by other companies.

HUDSON GLOBAL
© 2024 Hudson RPO. All rights reserved.
30

Reconciliation of Non-GAAP Financial Measures

FY 2022

Reconciliation of Net Income to Adjusted EBITDA, Adjusted EBITDA-RPO, and Corporate Costs
(In thousands, unaudited)

For The Year Ended December 31, 2022	Americas	Asia Pacific	Europe	RPO Business	Corporate	Total
Revenue, from external customers	$ 51,639	$ 118,149	$ 31,129	$ 200,917	$ —	$ 200,917
Adjusted net revenue, from external customers (1)	$ 48,990	$ 34,278	$ 15,942	$ 99,210	$ —	$ 99,210
Net income						$ 7,129
Provision for income taxes						2,331
Interest income, net						(83)
Depreciation and amortization						1,378
EBITDA (loss) (2)	$ 4,877	$ 7,282	$ 1,501	$ 13,660	$ (2,905)	10,755
Non-operating expense (income), including corporate administration charges	711	1,151	253	2,115	(2,155)	(40)
Stock-based compensation expense	713	302	282	1,297	1,021	2,318
Non-recurring severance and professional fees	306	86	1	393	324	717
Compensation expense related to acquisitions (3)	2,651	—	—	2,651	—	2,651
Adjusted EBITDA (loss) (2)	$ 9,258	$ 8,821	$ 2,037	$ 20,116	$ (3,715)	$ 16,401

	Per Diluted Share Twelve Months Ended December 31, 2022
Net income	$ 2.27
Non-recurring items (after tax)	0.23
Compensation expense related to acquisitions (after tax) (2)	0.88
Adjusted net income (3)	$ 3.38

1. Represents Revenue less the Direct contracting costs and reimbursed expenses caption on the Consolidated Statements of Operations.
2. Non-GAAP earnings before interest, income taxes, and depreciation and amortization ("EBITDA") and non-GAAP earnings before interest, income taxes, depreciation and amortization, non-operating (income) expense, stock-based compensation expense, and other non-recurring severance and professional fees ("Adjusted EBITDA") are presented to provide additional information about the Company's operations on a basis consistent with the measures which the Company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities, and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the Company's profitability or liquidity. Furthermore, EBITDA and Adjusted EBITDA as presented above may not be comparable with similarly titled measures reported by other companies.
3. Represents compensation expense payable per the terms of acquisition agreements.

HUDSON GLOBAL
© 2024 Hudson RPO. All rights reserved.
31

Reconciliation of Non-GAAP Measures

FY 2021

Reconciliation of Net Income to Adjusted EBITDA, Adjusted EBITDA-RPO, and Corporate Costs
(In thousands, unaudited)

For The Year Ended December 31, 2021	Americas	Asia Pacific	Europe	RPO Business	Corporate	Total
Revenue, from external customers	$ 28,797	$ 118,597	$ 21,813	$ 169,207	$ -	$ 169,207
Adjusted net revenue, from external customers (1)	$ 27,087	$ 28,561	$ 12,509	$ 68,157	$ -	$ 68,157
Net income						$ 3,227
Provision for income taxes						1,117
Interest income, net						(33)
Depreciation and amortization						597
EBITDA (loss) (2)	$ 1,801	$ 5,452	$ 1,007	$ 8,260	$ (3,352)	4,908
Non-operating expense (income), including corporate administration charges	386	1,399	331	2,116	(2,033)	83
Stock-based compensation expense	556	324	246	1,126	1,298	2,424
Non-recurring severance and professional fees	23	-	-	23	637	660
Compensation expense related to acquisitions (3)	1,969	-	-	1,969	-	1,969
Adjusted EBITDA (loss) (2)	$ 4,735	$ 7,175	$ 1,584	$ 13,494	$ (3,450)	$ 10,044

	Per Diluted Share Twelve Months Ended December 31, 2021
Net income	$ 1.07
Non-recurring items (after tax)	0.22
Compensation expense related to acquisitions (after tax) (2)	0.75
Adjusted net income (3)	$ 2.04

(1) Represents Revenue less the Direct contracting costs and reimbursed expenses caption on the Consolidated Statements of Operations.

(2) Non-GAAP earnings before interest, income taxes, and depreciation and amortization ("EBITDA") and non-GAAP earnings before interest, income taxes, depreciation and amortization, non-operating income, stock-based compensation expense, and other non-recurring expenses ("Adjusted EBITDA") are presented to provide additional information about the company's operations on a basis consistent with the measures which the company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities, and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the company's profitability or liquidity. Furthermore, EBITDA and Adjusted EBITDA as presented above may not be comparable with similarly titled measures reported by other companies.

(3) Represents compensation expense payable per the terms of acquisition agreements.

HUDSON GLOBAL
© 2024 Hudson RPO. All rights reserved.
32

Reconciliation of Non-GAAP Measures

FY 2020

Reconciliation of Net Loss to Adjusted EBITDA, Adjusted EBITDA-RPO, and Corporate Costs
(In thousands, unaudited)

For The Year Ended December 31, 2020	Americas	Asia Pacific	Europe	RPO Business	Corporate	Total
Revenue, from external customers	$ 10,866	$ 75,633	$ 14,949	$ 101,448	$ -	$ 101,448
Adjusted net revenue, from external customers [1]	$ 9,598	$ 19,814	$ 9,669	$ 39,081	$ -	$ 39,081
Net loss						$ (1,243)
Provision for income taxes						535
Interest income, net						(149)
Depreciation and amortization						179
EBITDA (loss) [2]	$ (1,044)	$ 2,877	$ 481	$ 2,314	$ (2,992)	(678)
Non-operating expense (income), including corporate administration charges and PPP loan forgiveness	(1,076)	1,002	(74)	(148)	(1,641)	(1,789)
Stock-based compensation expense	88	60	6	154	583	737
Non-recurring severance and professional fees	528	-	-	528	755	1,283
Compensation expense related to acquisitions [3]	91	-	-	91	-	91
Adjusted EBITDA (loss) [2]	$ (1,413)	$ 3,939	$ 413	$ 2,939	$ (3,295)	$ (356)

(1) Represents Revenue less the Direct contracting costs and reimbursed expenses caption on the Consolidated Statements of Operations.

(2) Non-GAAP earnings before interest, income taxes, and depreciation and amortization ("EBITDA") and non-GAAP earnings before interest, income taxes, depreciation and amortization, non-operating income, business reorganization expenses, stock-based compensation expense, and other non-recurring expenses ("Adjusted EBITDA") are presented to provide additional information about the company's operations on a basis consistent with the measures which the company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities, and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the company's profitability or liquidity. Furthermore, EBITDA and Adjusted EBITDA as presented above may not be comparable with similarly titled measures reported by other companies.

(3) Represents compensation expense payable per the terms of acquisition agreements.

	Per Diluted Share Twelve Months Ended December 31, 2020
Net loss	$ (0.43)
Non-recurring items (after tax)	(0.01)
Compensation expense related to acquisitions (after tax) [1]	0.06
Adjusted net loss [2]	$ (0.38)

HUDSON GLOBAL

© 2024 Hudson RPO. All rights reserved.
33

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Hudson Global, Inc.
Jeffrey E. Eberwein
CEO
203-489-9501 / ir@hudsonrpo.com

Investor Relations
The Equity Group Inc.
Lena Cati
212-836-9611 / lcati@equityny.com

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© 2023 Hudson RPO. All rights reserved.